Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events
30. Subsequent events
Completion of the Asset-backed Securities Issuance
In February 2026, the Group entered into another asset-backed securitization arrangement with issuance of the securities at the total amount of RMB1,300,000 and securitized receivables arising from auto financing arrangements through the transfer of those assets to a third party securitization entity. It is a revolving arrangement where the Group provides management, administration and collection services (at market rates) on the transferred financial assets, but only retains an insignificant economic interest in the securitization entity. As a result, the Group will not consolidate the securitization entity (thereby derecognizing transferred receivables) under U.S. GAAP.